First Financial Holdings, Inc.

Nasdaq: FFCH

September 30, 2012

Forward-looking Statements

Statements in this report that are not statements of historical fact, including without limitation, statements that include terms such as "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook," or similar expressions or future conditional verbs such as "may," "will," "should," "would," or "could" constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements regarding First Financial's future financial and operating results, plans, objectives, expectations and intentions involve risks and uncertainties, many of which are beyond First Financial's control or are subject to change. No forward-looking statement is a guarantee of future performance and actual results could differ materially from those anticipated by the forward-looking statements.

These factors also include risks and uncertainties detailed from time to time in First Financial's other filings with the SEC, such as the risk factors listed in "Item 1A. Risk Factors," of First Financial's 2011 Annual Report on Form 10-K and subsequent Forms 10-Q (including this Form 10-Q). Other factors not currently anticipated may also materially and adversely affect First Financial's results of operations, cash flows, and financial condition. There can be no assurance that future results will meet expectations. While First Financial believes that the forward-looking statements in this report are reasonable, the reader should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. First Financial does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Overview

Corporate Profile

- **Carolinas-based financial institution**
  - Largest publicly traded bank headquartered in Charleston, SC
  - Serving customers' banking needs since 1934
  - Primary markets located in the Coastal Carolinas, Florence and Greenville, SC
  - Total of 66 financial centers with approximately 20% "in-store" locations
  - Convenient seven-day-a-week banking

- **Diversified business mix**
  - Business Banking team delivers cash management and small business advisory services
  - Mortgage origination services available through financial centers and third-party channels
    - Total servicing portfolio of $2.8 billion including $1.8 billion serviced for others
  - Wealth management group offers personal relationship banking, trust, brokerage, and 401(k) administration services

- **Strategic advantages**
  - Completed numerous strategic initiatives over the last six quarters to strengthen the balance sheet and provide for future income enhancements
  - Growth markets and strong distribution channels
  - Solid capital levels and improved credit quality
  - Experienced management team and associates

First Financial Footprint



Raleigh
3 branches
$199MM in deposits
$11.2B deposits in market
#14 in market share
Charlotte
Greenville
5 branches
$162MM in deposits
$2.6B deposits n market
#7 in market share
Columbia
Florence
Wilmington
7 branches
$237MM in deposits
$5.9B deposits in market
#9 market share
Myrtle Beach/Grand Strand
16 branches
$530MM in deposits
$6.4B deposits in market
#5 market share
Charleston
HEADQUARTERS
30 branches
$1.4B in deposits
$9.6B deposits in market
#2 market share
Hilton Head
5 branches
$204MM in deposits
$3.4B deposits in market
#7 market share

NASDAQ Traded	FFCH
Headquarters	Charleston, SC
Bank Founded	1934
Branches	66
Asset Size	$3.2 Billion
Loans	$2.6 Billion
Deposits	$2.6 Billion

Note: FDIC deposit data as of June 30, 2012
Data Source: SNL Financial

Management Team

Name	Position	Age	Years of Financial Services Experience	Relevant Experience
R. Wayne Hall	President and Chief Executive Officer	62	36	EVP / CRO at Provident Bank
Blaise B. Bettendorf	Executive Vice President - Chief Financial Officer	49	28	SVP / CFO at Carolina Commerce Bank, and Summit National Bank; Previously Audit Manager with PricewaterhouseCoopers
J. Dale Hall	Executive Vice President - Chief Banking Officer	64	42	SVP / Commercial Market Executive at Bank of America
Joseph W. Amy	Executive Vice President - Chief Credit Officer	62	38	Credit positions at Mellon and U.S. Bank
Richard A. Arthur	Executive Vice President - Retail Banking	40	16	SVP at Bank of America
Susan A. Bagwell	Executive Vice President - Human Resources	49	27	VP Human Resources at First Federal
Robert L. Davis	Executive Vice President - Corporate Counsel	59	30	Managing Director and General Counsel at Provident Bankshares Corporation/Provident Bank
John N. Golding	Executive Vice President - Commercial Banking	44	22	SVP at Wachovia / Wells Fargo
Kellee S. McGahey	Executive Vice President - Marketing	33	2	Assistant Director at College of Charleston / Lowcountry Graduate Center
Eartha C. Morris	Executive Vice President - Support Services	55	34	EVP / COO at Congressional Bank EVP / Head of Bank Operations at PNC Bank (formerly Riggs National Bank)
Daniel S. Vroon	Executive Vice President - Wealth Management	44	15	SVP Bank of America

Strategic Initiatives Accomplished

During the Prior Six Quarters

- Sold insurance agencies in 2011 and generated non-dilutive tangible equity
- Completed the bulk sale of nonperforming and select performing assets
  - Significantly reduced the level of problem loans
  - Active management has maintained improved credit metrics
- Acquired Plantation Federal through an FDIC-assisted transaction
  - Expanded coastal presence and entered Greenville, SC market
  - Added 3 new financial centers and consolidated 3 acquired locations
- Completed acquisition of 5 branches in the Hilton Head market
  - Consolidated 3 into existing locations and added 2 new financial centers
- Repositioned the balance sheet to enhance future net interest income, noninterest income and net interest margin
- Developed new sales process, retail deposit product set, and complementary products, growing core deposits and enhancing revenue
- Consolidated five existing branches, excluding acquisition activities, to improve profitability

Strategic Priorities

- **Profitability enhancements**
  - Continue to expand mortgage correspondent and retail lending channels
  - Continue to develop specialty financing channels
  - Expand Wealth Management presence and territory for broker-dealer and 401k administration division
  - Enhance operating efficiencies through process improvement initiatives
- **Position the franchise for the future**
  - Leverage technology to expand product delivery channels
  - Continue to evaluate branch network and "branch of the future"
  - Actively manage loan portfolio to improve credit quality
  - Evaluate strategically attractive growth opportunities

FINANCIAL REVIEW

Operating Results Highlights

($ in thousands)	For the Quarter Ended September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Core operating income[1]	$ 2,596	$ 2,866	$ 3,850	$ 6,650	$ 6,462
Net income	1,077	15,572	1,739	12,584	6,667
Net interest income	29,064	28,899	28,252	31,713	33,197
Provision for loan losses	8,940	7,445	6,745	4,697	4,533
Noninterest income	14,238	32,770	13,182	32,530	14,548
Noninterest expense	29,588	28,886	28,709	39,250	33,029
Income from continuing operations	2,881	15,572	1,739	12,584	6,667
Loss from discontinued operations (net of income taxes)[2]	(1,804)	---	---	---	---
EPS - continuing operations	0.12	0.88	0.05	0.70	0.34
EPS - common	0.01	0.88	0.05	0.70	0.34
Pretax preprovision earnings	13,714	32,783	12,725	24,993	14,716
Net interest margin	3.87%	3.91%	3.84%	4.08%	4.35%

[1] Excludes: September 30, 2011 after-tax gains on loans sold of $(1.2) million and adjustments to provision for loan losses for $0.9 million; December 31, 2011 $(12.7) million gains on loans sold ; March 31, 2012 DTA write-off of $2.1 million; June 30, 2012 gain on acquisition of $(9.0) million, gain on sale of securities of $(2.2) million, and FHLB prepayment termination charge of $5.3 million; and September 30, 2012 gain on sale of securities of $(207) thousand.

[2] Sale of Kimbrell Insurance Group, Inc. was completed on September 30, 2011.

Net Interest Margin Analysis

($ in thousands)	For the Quarter Ended September 30, 2012 Average Balance	Interest	Average Rate	June 30, 2012 Average Balance	Interest	Average Rate	Change in Average Balance	Interest	Basis Points
Earning assets:									
Interest-bearing deposits	$ 19,130	$ 7	0.15%	$ 10,191	$ 19	0.75%	$ 8,939	$ (12)	(60)
Investment securities[1]	291,223	2,771	4.06	443,181	3,538	3.40	(151,958)	(767)	66
Loans[2]	2,673,438	37,104	5.53	2,619,409	35,643	5.46	54,029	1,461	7
FDIC indemnification asset	77,641	132	0.68	69,816	143	0.82	7,825	(11)	(14)
Total earning assets	3,061,432	40,014	5.23	3,142,597	39,343	5.05	(81,165)	671	18
Interest-bearing liabilities:									
Deposits	2,292,106	3,747	0.65	2,254,290	3,981	0.71	37,816	(234)	(6)
Borrowings	294,796	3,070	4.14	428,505	3,649	3.43	(133,709)	(579)	71
Total interest-bearing liabilities	2,586,902	6,817	1.05	2,682,795	7,630	1.14	(95,893)	(813)	(9)
Net interest income		$33,197			$31,713			$1,484	
Net interest margin			4.35%			4.08%			27

[1] Interest income used in the average rate calculation includes the tax equivalent adjustment of $184 thousand, and $226 thousand for the quarters ended September 30, 2012 and June 30, 2012, respectively, calculated based on a federal tax rate of 35%.

[2] Average loans include loans held for sale and nonaccrual loans. Loan fees, which are not material for any of the periods, have been included in loan interest income for the rate calculation.

Noninterest Income

($ in thousands)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
	For the Quarter Ended				
Service charges and fees on deposit accounts	$ 7,196	$ 7,099	$ 7,302	$ 7,558	$ 7,772
Mortgage and other loan income	2,743	2,681	3,435	4,372	4,061
Trust and plan administration	1,333	1,192	1,081	1,078	1,117
Brokerage fees	588	532	664	875	655
Other	647	650	769	699	754
Other-than-temporary-impairment	(169)	(180)	(69)	(145)	(145)
Total core noninterest income	12,338	11,974	13,182	14,437	14,214
Gain on acquisition	---	---	---	14,550	---
Gain on sale or call of investment securities	---	---	---	3,543	334
Gain on sold loan pool, net	1,900	20,796	---	---	---
Total noninterest income	$ 14,238	$ 32,770	$ 13,182	$ 32,530	$ 14,548

Noninterest Expense

($ in thousands)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
	For the Quarter ended				
Salaries and employee benefits	$ 14,672	$ 14,511	$ 15,142	$ 15,212	$ 15,621
Occupancy costs	2,187	2,144	2,267	2,933	2,333
Furniture and equipment	1,724	1,870	1,809	1,893	2,132
Other real estate owned expenses, net	3,115	1,541	530	134	1,030
FDIC insurance and regulatory fees	576	830	994	761	693
Professional services	1,589	1,042	1,465	1,875	1,980
Advertising and marketing	868	789	652	966	964
Other loan expense	990	1,043	1,351	1,283	1,620
Intangible asset amortization	80	90	90	368	512
Other expense	3,787	5,026	4,409	5,300	6,144
Total core noninterest expense	$ 29,588	$ 28,886	$ 28,709	$ 30,725	$ 33,029
FHLB prepayment termination charge	---	---	---	8,525	---
Total noninterest expense	$ 29,588	$ 28,886	$ 28,709	$ 39,250	$ 33,029

Balance Sheet Summary

($ in thousands)	As of September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Total assets	$ 3,206,310	$ 3,146,964	$ 3,145,538	$ 3,304,174	$ 3,245,487
Investment securities	469,561	457,730	500,331	293,400	276,633
Performing loans	2,312,429	2,337,747	2,305,666	2,582,546	2,525,335
Nonperforming loans	42,905	47,710	49,901	49,937	49,034
Loans	2,355,334	2,385,457	2,355,567	2,632,483	2,574,369
Allowance for loan losses	54,333	53,524	50,776	48,799	46,351
Net loans	2,301,001	2,331,933	2,304,791	2,583,684	2,528,018
Deposits	2,302,857	2,239,198	2,264,489	2,703,202	2,616,757
Borrowings	605,204	608,204	580,204	280,204	300,204
Shareholders' Equity	268,506	277,178	278,043	287,264	292,500
Loan/deposit ratio	102.28%	106.53%	104.02%	97.38%	98.38%

Capital Position

	As of				
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
First Financial (FFCH)					
Equity to assets	8.37%	8.81%	8.84%	8.69%	9.01%
Tangible common equity to tangible assets[1]	6.27	6.67	6.70	6.47	6.77
Book value per common share	$ 12.31	$ 12.84	$ 12.89	$ 13.45	$ 13.77
Tangible common book value per share[1]	12.16	12.69	12.75	12.91	13.25
Dividends paid per common share, authorized	0.05	0.05	0.05	0.05	0.05
Common shares outstanding, end of period (000s)	16,527	16,527	16,527	16,527	16,527
Tier 1 leverage capital ratio[2]	9.60%	10.20%	10.22%	9.79%	10.12%
Tier 1 risk-based capital ratio[2]	13.10	14.13	14.81	13.89	14.42
Total risk-based capital ratio[2]	14.36	15.39	16.08	15.16	15.70
First Federal (FFB)[3]					
Tier 1 leverage capital ratio	8.26%	8.92%	9.00%	9.06%	9.47%
Tier 1 risk-based capital ratio	11.26	12.35	13.05	12.86	13.50
Total risk-based capital ratio	12.53	13.61	14.32	14.13	14.78

[1] Non-GAAP

[2] The quarter ended March 31, 2012 was the first period First Financial was required to file bank holding company ratios with the Federal Reserve Bank. Prior periods are presented as pro forma calculations.

[3] Capital ratios beginning the quarter ended March 31, 2012 for First Federal Bank are based on reporting requirements for financial institutions filing FFIEC 041, *FDIC Consolidated Reports of Condition and Income* (the "Call" Report). Prior period ratios are reported pro forma based on consistent, but superseded regulatory requirements previously issued by the Office of Thrift Supervision.

Investment Portfolio

- 43% fixed/ 57% variable
- Average portfolio yield: 4.06%
- Modified duration: 3.4 years
- Private label/CMO: mostly 2003-2005 vintages
  - All but 3 securities are in super senior or senior tranches (3 are in mezzanine)
- Bank trust preferred CDOs: <$1 million individually; all are in mezzanine tranche

($ in thousands)	As of September 30, 2012 Amortized Cost	As of September 30, 2012 Estimated Fair Value	As of June 30, 2012 Amortized Cost	As of June 30, 2012 Estimated Fair Value
Securities available for sale				
Obligations of the U.S. Government agencies and corporations	$ 1,339	$ 1,362	$ 1,490	$ 1,516
State and municipal obligations	6,535	6,572	450	481
Collateralized debt obligations	6,343	3,112	6,696	3,541
Mortgage-backed securities	49,061	51,363	41,627	43,602
Collateralized mortgage obligations	171,572	167,241	192,592	188,377
Other securities	5,548	6,398	5,959	6,542
Total securities available for sale	$ 240,398	$ 236,048	$ 248,814	$ 244,059
Securities held to maturity				
State and municipal obligations	$ 16,831	$ 19,330	$ 19,513	$ 22,022
Certificates of deposit	500	500	501	501
Total securities held to maturity	$ 17,331	$ 19,830	$ 20,014	$ 22,523

Loan Composition

September 30, 2012


4%
11%
39%
15%
3%
20%
5%
3%
Residential 1-4 family
Residential construction and land
Commercial business
Commercial real estate
Commercial construction and land
Home equity
Manufactured housing
Marine and other consumer

	September 30, 2012		June 30, 2012	
($ in thousands)	Balance	Avg Yield[2]	Balance	Avg Yield[2]
Residential loans				
Residential 1-4 family	$ 1,008,130	3.91%	$ 1,023,800	3.94%
Residential construction	19,660	4.36	19,601	4.60
Residential land	52,616	4.92	56,073	4.95
Total residential loans	1,080,406	3.97%	1,099,474	4.00%
Commercial loans				
Commercial business	125,345	5.79%	107,804	5.63%
Commercial real estate	520,135	6.64	555,588	6.28
Commercial construction	1,801	6.60	17,201	5.36
Commercial land	74,306	7.64	78,011	7.39
Total commercial loans	721,587	6.61%	758,604	6.28%
Consumer loans				
Home equity	380,000	5.32%	388,534	5.30%
Manufactured housing	277,744	8.76	276,607	8.83
Marine	69,314	6.91	59,643	7.59
Other consumer	45,318	7.74	49,621	7.65
Total consumer loans	772,376	6.85%	774,405	6.91%
Total loans	$ 2,574,369	5.58%	$ 2,632,483	5.50%
Covered loans[1]	$ 241,806		$ 264,986	

[1] Covered loans as of September 30, 2011 were acquired from Cape Fear Bank. Covered loans as of September 30, 2012 include those acquired from Cape Fear Bank and Plantation Federal Bank. Both are subject to loss share agreements with the FDIC.

[2] Yields on loans presented above are for the quarters ended September 30 and June 30, 2012; excluding Loans Held for

Loan Trends



($ in millions)
$3,000
$2,000
$1,000
$0
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
$2,355
$2,385
$2,356
$2,632
$2,574
$753
$735
$720
$774
$772
5.49%
5.52%
5.42%
5.50%
5.58%
$635
$618
$607
$759
$722
$967
$1,032
$1,029
$1,099
$1,080
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Residential
Commercial
Consumer
Weighted Average Yield for Quarter

Deposit Mix

September 30, 2012



5%
15%
33%
19%
10%
18%
Noninterest-bearing
Interest-bearing
Savings
Money market
Retail time
Wholesale time

($ in thousands)	September 30, 2012 Balance	September 30, 2012 Avg Yield[1]	June 30, 2012 Balance	June 30, 2012 Avg Yield[1]
Noninterest-bearing	$ 382,077	---	$ 359,352	---
Interest-bearing	507,262	0.15%	502,731	0.13%
Savings	264,063	0.13	252,380	0.16
Money market	466,302	0.43	479,048	0.43
Total core deposits	1,619,704	0.19	1,593,511	0.20
Retail time	869,544		934,245	
Wholesale time	127,509		175,446	
Total time deposits	997,053	1.12	1,109,691	1.20
Total deposits	$ 2,616,757	0.54%	$ 2,703,202	0.61%

[1] Yields on deposits presented above are for the quarters ended September 30 and June 30, 2012

Deposit Trends - Average


($ in millions)
$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.92%
$2,303
$1,106
$947
$250
Core =
$1,197
$2,272
0.80%
$1,041
$952
$279
$2,229
0.69%
$979
$967
$283
$2,597
$1,094
0.61%
$1,161
$342
Core =
$1,611
$2,664
$1,053
0.54%
$1,239
$372
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Non-interest Bearing
Interest Bearing
Time Deposits
Weighted Average Cost of Deposits For the Quarter

Credit Quality

Credit Trends

($ in millions)	As of and for the Quarter ended September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Credit Metrics					
Total nonperforming assets ("NPA")	$ 67.2 [1]	$ 68.2	$ 71.7	$ 78.1	$ 70.6
NPAs/assets	2.10% [1]	2.17%	2.28%	2.36%	2.18%
Net charge-offs ("NCO")	7.9 [2]	8.3	9.5	6.7	7.0
NCOs/average loans	1.33% [2]	1.39%	1.60%	1.04%	1.07%
Allowance for loan losses/total loans	2.31%	2.24%	2.16%	1.85% [3]	1.80% [3]
Classified assets/FFB tier 1 capital + allowance for loan losses ("ALL")	41.76% [1]	40.53%	40.83%	40.45%	39.18%
Classified assets/FFCH tier 1 capital + ALL [3]	36.77% [1]	36.12%	36.56%	37.78%	36.93%
Credit Metrics Excluding Covered Assets					
Total nonperforming assets	$ 39.5	$ 43.1	$ 44.7	$ 47.8	$ 46.0
NPAs/assets	1.23%	1.37%	1.42%	1.45%	1.42%
ALL/Nonperforming loans	227.09% [4]	177.35%	148.22%	123.30%	118.82%
Allowance for loan losses/total loans	2.47%	2.39%	2.28%	2.06%	1.99%
Classified assets/FFB tier 1 capital + ALL	28.29%	28.21%	28.51%	28.72%	29.28%
Classified assets/FFCH tier 1 capital + ALL [3]	24.91%	25.15%	25.53%	26.83%	27.60%

[1] Excludes nonperforming assets held for sale of $41.3 million September 30, 2011.

[2] Excludes charge-offs of $2.2 million from loans reclassified to held for sale for the quarter ending September 30, 2011.

[3] FFCH began reporting regulatory capital information at March 31, 2011. All prior periods are pro forma calculations.

[4] Excludes nonperforming loans held for sale of $39.4 million at September 30, 2011.

Classified Loans


$ in millions
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$108.4
$114.7
$114.4
$113.4
$117.8
$10.6
$13.5
$15.6
$19.4
$20.6
$93.1
$91.4
$87.4
$75.9
$77.3
$4.7
$9.8
$11.4
$18.1
$19.9
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Residential
Commercial
Consumer


$ in millions
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$108.4
$114.7
$114.4
$113.4
$117.8
4.60%
4.81%
4.85%
4.31%
4.58%
$74.3
$81.2
$84.7
$92.3
$97.2
$34.1
$33.5
$29.7
$21.1
$20.6
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Covered
Noncovered
% of loans

Delinquent Loans



$ in millions
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$14.8
$18.4
$14.6
$11.1
$11.5
$7.6
$9.2
$5.6
$4.8
$5.7
$5.4
$5.6
$7.0
$4.6
$3.3
$1.8
$3.6
$2.0
$1.7
$2.5
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Residential
Commercial
Consumer



$ in millions
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
$14.8
$18.4
$14.6
$11.1
$11.5
0.63%
0.77%
0.62%
0.42%
0.45%
$12.1
$16.1
$11.5
$8.2
$10.1
$2.7
$2.3
$3.1
$2.9
$1.4
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Covered
Noncovered
% of Loans

Nonperforming Loans



$ in millions
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$42.9
$47.7
$49.9
$49.9
$49.0
$10.1
$12.2
$13.0
$13.5
$13.0
$29.3
$28.5
$28.1
$24.2
$23.2
$3.5
$7.2
$8.8
$12.2
$12.8
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Residential
Commercial
Consumer



$ in millions
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$42.9
$47.7
$49.9
$49.9
$49.0
1.82%
2.00%
2.12%
1.90%
1.90%
$23.9
$30.2
$34.3
$39.5
$39.0
$19.0
$17.5
$15.6
$10.4
$10.0
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Covered
Noncovered
% of Loans

Note: Nonperforming loans include loans past due 90+ days still accruing interest and restructured loans still accruing interest. Nonperforming loans held for sale of $39 million, for the quarter ended September 30, 2012, were excluded from the graph.

Other Repossessed Assets



$ in millions
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$24.3
$1.3
$7.1
$7.8
$8.1
$20.5
$1.5
$5.8
$5.4
$7.8
$21.8
$2.1
$8.0
$4.6
$7.1
$28.2
$1.8
$14.2
$6.5
$5.7
$21.6
$1.6
$10.3
$4.7
$5.0
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Residential
Commercial
Land
Other



$ in millions
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$24.3
$15.6
$8.7
$20.5
$12.9
$7.6
$21.8
$10.4
$11.4
$28.2
$8.2
$20.0
$21.6
$7.0
$14.6
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Covered
Noncovered

Note: Other repossessed assets excludes $1.9 million of non-covered other real estate owned that was included in assets held for bulk sale at September 30, 2011.

Net Charge-offs and Provision



($ in millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.31%
2.24%
2.16%
1.85%
1.80%
$7.5
$7.4
$6.7
$4.7
$4.5
$7.9
$8.3
$9.5
$6.7
$7.0
Sep-11
Dec-11
Mar-12
June-12
Sep-12
Net Charge-offs
Provision for Loan Losses
ALL% of Loans

Note: Excludes charge-offs of $2.2 million and provision of $1.4 million from loans reclassified as held for sale for the quarter ended September 30, 2011.

Investment Opportunity

- **Continued core earnings enhancement opportunities**
  - Stable core operating results
  - Actively managing net interest margin
  - Diversified income sources and initiatives for additional revenue enhancement
  - Ongoing evaluations of business processes and cost control for operating efficiency gains
- **Well-positioned balance sheet**
  - Balance sheet structured to maximize returns
  - Solid capital position
  - Actively managing problem assets to maintain improved credit quality
  - Increased core deposit base and ample sources of liquidity
- **Experienced senior management team**
  - Diverse backgrounds include national, regional and community banks
- **Demographically attractive banking markets**
  - Economic development initiatives in existing markets
  - Carolinas markets considered highly attractive locations for new businesses and growth opportunities

APPENDIX

Highly Attractive Markets



2012-2017 Projected Household Growth Rate
3.62% US Average
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.28%
9.54%
9.28%
4.12%
3.65%
11.71%
6.25%
6.57%
6.78%
Charleston MSA
Wilmington MSA
Myrtle Beach MSA
Georgetown MSA
Florence MSA
Hilton Head/ Beaufort MSA
Greenville MSA
SC
NC

	Charleston MSA	Wilmington MSA	Myrtle Beach MSA	Georgetown MSA	Florence MSA	Hilton Head/ Beaufort MSA	Greenville MSA	SC	NC
Population	676,751	368,176	275,035	60,440	207,064	189,493	645,404	4,682,632	9,658,876
Projected Population Growth	8.58%	9.01%	9.22%	2.88%	3.14%	10.41%	6.15%	6.04%	6.57%
Median Household Income (HHI)	$44,910	$40,649	$40,390	$38,486	$36,246	$51,129	$44,251	$41,607	$42,941
Projected Median HHI Growth	10.12%	11.73%	10.81%	4.67%	5.65%	9.96%	8.33%	8.43%	8.99%
Unemployment Rates 12/31/11*	7.70%	10.90%	12.00%	10.40%	10.40%	7.80%	7.60%	9.50%	10.20%
Unemployment Rates 09/30/12*	6.80%	9.30%	8.80%	8.20%	9.10%	6.80%	6.90%	8.30%	8.90%

* Not seasonally adjusted; September 2012 unemployment data is preliminary
Data Source: SNL Financial as of June 30, 2011

Real Estate Metrics



Number of Closed Sales
800
700
600
500
400
300
200
100
0
Charleston
Dorchester
Berkeley
Wilmington
Horry
Florence
Beaufort
Greenville
September 2012
September 2011



(in $)
Median Sales Price
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Charleston
Dorchester
Berkeley
Wilmington
Horry
Florence
Beaufort
Greenville
September 2012
September 2011



Inventory for Sale
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Charleston
Dorchester
Berkeley
Wilmington
Horry
Florence
Beaufort
Greenville
September 2012
September 2011

Economic Updates

Charleston Market Targeted Industries

- **Aerospace/Aviation**
  - Boeing plant completed and Dreamliner production in process
    - First 787 rolled off the assembly line in April 2012; first delivery in October 2012
    - Anticipate 3,800 direct jobs; opportunity to double with suppliers
  - In excess of $66 million in investment and over 700 jobs in the aerospace-related sector announced for SC in 2011
  - TIGHITCO, an industry leader in the design, fabrication and repair of engineered components and integrated systems for aerospace, locating a new $30 million manufacturing facility in Charleston, creating 350 jobs in 2012

- **Alternative Energy**
  - Clemson University Restoration Institute (CURI), created a 97-acre campus in Charleston for experts and researchers in design, planning and construction to advance global restoration methods and technologies
  - World's largest, and one of only three, wind turbine drivetrain test facility; fully operational by end of 2012, offering simultaneous testing of 7.5 and 15 megawatt power train components
  - Potential for 20,000 jobs statewide with manufacturing contract

Economic Updates

Charleston Market Targeted Industries

- **Biomedical**
  - Medical University of SC, the region's largest biomedical employer and nationally recognized research center and teaching hospital, employs more than 11,000 and conducts more than $243 million in research annually
  - Two new research centers: the Drug Discovery Building and Bioengineering Building opened October 2011 on the MUSC campus
  - SCRA/MUSC Innovation Center is a state-of-the-art research facility and business incubator with lab spaces designed to support medical and bioscience research
  - Bioscience activity in area includes 35 pharmaceutical and medical device manufacturers and more than 50 research laboratories and development companies

- **Advanced Security and IT**
  - The Charleston region is home to more than 18,000 ex-military and government employees, many with high-level security clearances, engaged in next-generation security systems and monitoring technology, including SPAWAR Atlantic
  - Hundreds of defense contractors are located in Charleston, including SAIC, SRC and BAE, with an estimated $8 billion in contracts completed since 2000
  - Charleston is one of the fastest growing mid-size metro areas for software industries:
    - Top 10 fastest-growing software development regions and mid-size metro for computer-related occupations
    - Fourth highest per capita concentration in U.S. for computer research scientists and seventh for computer hardware engineers

Economic Updates

- **SC Port Authority - Charleston**
  - Eighth largest U.S. container port by cargo value
    - Over $62.4 billion in goods move through the port annually
  - Deepest harbor and shipping channels in the South Atlantic
    - Regularly hosts post-Panamax vessels at high tide
    - 3 – 5 feet harbor deepening anticipated completion by 2019
  - Container business up 3.5% in the fiscal year ended June 30, 2012, with 1.4 million 20-foot equivalent units (TEUs) handled last fiscal year.
  - Fastest-growing top 10 U.S. container port; container volume grew 7.4% from January to June 2012 and up 12% year-over-year for Q1 of fiscal 2013.
  - New three-berth, 280-acre container terminal scheduled to open in 2013
  - Development of in-land port in Greer, SC approved; will convert all-truck container moves to multimodal moves via both truck and rail; anticipated capital investment up to $25mm

- **Other Market Updates**
  - Continental Tires building a Sumter, SC plant starting in mid-2012, total investment expected to be $500 million and will bring 1,700 new jobs by 2020
  - 2012 PGA Championship held at Kiawah Island in August 2012 with an estimated economic impact of $193 million to SC
  - PeopleMatter, a human resource technology firm locating in downtown Charleston, will invest $18.8 million and create 265 new jobs during the next 5 years

Economic Updates

- **Upstate Market Developments**
  - BMW plans additional investments of nearly $900 million and 300 new jobs in 2012
  - Clemson University trustees approved $6.5 million research and education center in conjunction with Clemson University/Greenwood Genetic Center
  - Greenville-based Michelin North America to hire 500 people and invest $750 million in Anderson and Lexington counties to meet growing demand for massive tires used on earth-moving equipment
  - JTEKT Automotive South Carolina Inc. to invest $102 million and add 80 jobs to its location in Piedmont, SC during 2012
  - Amazon plans to open a one million square foot distribution center by fall 2012 in Spartanburg, creating 390 jobs

Residential Mortgage Loans


Residential Mortgage Loan Portfolio
As of September 30, 2012
7%
93%
Residential 1-4 family
Residential construction and land


($ in thousands)
Delinquent Loans
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Residential 1-4 family
Residential construction and land


($ in thousands)
Nonperforming Loans
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Sept-11
Dec-11
Mar-12
Jun-12
Sep-12
Residential 1-4 family
Residential construction and land


($ in thousands)
Net Charge-Offs
$1,200
$1,000
$800
$600
$400
$200
$-
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Residential 1-4 family
Residential construction and land

Residential Mortgage Credit Quality Trends

	As of and for the Quarter ended									
	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012	
(dollars in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Delinquent Loans[1]										
Residential 1-4 family	$ 1,722	0.19%	$ 2,986	0.31%	$ 1,889	0.19%	$ 1,244	0.12%	$ 2,361	0.23%
Residential land	65	0.16	561	1.35	123	0.30	475	0.85	157	0.30
Total delinquent residential loans	$ 1,787	0.18%	$ 3,547	0.34%	$ 2,012	0.20%	$ 1,719	0.16%	$ 2,518	0.23%
Nonperforming Loans										
Residential 1-4 family	$ 1,595	0.18%	$ 4,977	0.51%	$ 6,649	0.68%	$ 10,460	1.02%	$ 10,881	1.08%
Residential land	1,140	2.80	1,448	3.48	1,398	3.43	1,423	2.54	1,558	2.96
Total residential nonaccruing loans	2,735	0.28%	6,425	0.62%	8,047	0.78%	11,883	1.08%	12,439	1.15%
Restructured loans still accruing	734		734		734		330		328	
Total nonperforming residential loans	$ 3,469		$ 7,159		$ 8,781		$ 12,213		$ 12,767	
Net Charge-Offs										
Residential 1-4 family	$ 414	0.18%	$ 391	0.16%	$ 507	0.21%	$ 1,070	0.42%	$ 294	0.12%
Residential land	165	1.58	532	5.31	701	6.75	78	0.59	403	2.91
Total residential net charge-offs	$ 579	0.24%	$ 923	0.37%	$ 1,208	0.47%	$ 1,148	0.42%	$ 697	0.26%

[1] Includes loans past due 30-89 days.

Commercial Loans



Commercial Loan Portfolio
As of September 30, 2012
Commercial business
Commercial real estate
Commercial construction and land
11%
17%
72%
Note: 33% of CRE consists of owner occupied property



Delinquent Loans
($ in thousands)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Commercial business
Commercial real estate
Commercial construction and land



Nonperforming Loans
($ in thousands)
$20,000
$15,000
$10,000
$5,000
$-
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Commercial business
Commercial real estate
Commercial construction and land



Net Charge-Offs
($ in thousands)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Commercial business
Commercial real estate
Commercial construction and land

Commercial Credit Quality Trends

	As of and for the Quarter ended									
	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012	
(dollars in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Delinquent Loans[1]										
Commercial business	$ 868	1.07%	$ 908	1.08%	$ 1,677	1.90%	$ 903	0.84%	$ 582	0.46%
Commercial real estate	3,394	0.72	3,514	0.77	3,065	0.69	3,014	0.54	2,397	0.46
Commercial construction	595	3.95	---	---	---	---	---	---	---	---
Commercial land	537	0.80	1,185	1.94	2,271	4.15	675	0.87	318	0.43
Total commercial delinquent loans	$ 5,394	0.85%	$ 5,607	0.91%	$ 7,013	1.16%	$ 4,592	0.61%	$ 3,297	0.46%
Nonperforming Loans										
Commercial business	$ 4,322	5.34%	$ 3,666	4.37%	$ 1,931	2.19%	$ 1,198	1.11%	$ 1,407	1.12%
Commercial real estate	18,400	3.90	17,127	3.76	18,474	4.13	15,918	2.87	15,853	3.05
Commercial construction	266	1.77	605	3.67	261	1.60	261	1.52	247	13.71
Commercial land	6,310	9.36	5,232	8.54	5,240	9.56	4,577	5.87	2,990	4.02
Total commercial nonaccrual loans	29,298	4.62%	26,630	4.31%	25,906	4.27%	21,954	2.89%	20,497	2.84%
Restructured loans still accruing	---		1,677		2,228		2,214		2,700	
Total commercial nonperforming	$ 29,298		$ 28,307		$ 28,135		$ 24,169		$ 23,197	
Net Charge-Offs										
Commercial business	$ 136	0.69%	$ 640	3.22%	$ 825	3.60%	$ 334	1.34%	$ 924	3.22%
Commercial real estate	433	0.36	1,417	1.22	1,462	1.30	714	0.54	1,994	1.47
Commercial construction	635	16.12	(3)	(0.07)	(2)	(0.05)	(2)	(0.05)	11	0.56
Commercial land	2,052	12.15	804	4.94	1,439	9.87	723	4.00	1,037	5.43
Total net commercial charge-offs	$ 3,256	2.04%	$ 2,858	1.83%	$ 3,724	2.41%	$ 1,769	0.99%	$ 3,966	2.14%

[1] Includes loans past due 30-89 days.

Consumer Loans



Consumer Loan Portfolio
As of September 30, 2012
15%
49%
36%
Home equity
Manufactured housing
Marine and other consumer



($ in thousands)
Delinquent Loans
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Home equity
Manufactured housing
Marine and other consumer



($ in thousands)
Nonperforming Loans
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Home equity
Manufactured housing
Marine and other consumer



($ in thousands)
Net Charge-Offs
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Home equity
Manufactured housing
Marine and other consumer

Consumer Credit Quality Trends

(dollars in thousands)	As of and for the Quarter ended September 30, 2011 $	% of Portfolio	December 31, 2011 $	% of Portfolio	March 31, 2012 $	% of Portfolio	June 30, 2012 $	% of Portfolio	September 30, 2012 $	% of Portfolio
Delinquent Loans[1]										
Home equity	3,408	0.92%	4,525	1.27%	3,315	0.95%	2,017	0.52%	2,204	0.58%
Manufactured housing	2,600	0.94	3,267	1.19	1,502	0.54	1,835	0.66	2,506	0.90
Marine	980	1.77	597	1.14	358	0.71	300	0.50	227	0.33
Other consumer	629	1.18	831	1.66	445	0.97	626	1.26	742	1.64
Total delinquent loans	$ 7,617	1.01%	$ 9,220	1.25%	$ 5,620	0.78%	$ 4,778	0.62%	$ 5,679	0.74%
Nonperforming Loans										
Home equity	6,871	1.86%	8,192	2.29%	9,779	2.81%	10,636	2.74%	10,145 [2]	2.67%
Manufactured housing	2,922	1.06	3,461	1.26	2,648	0.96	2,197	0.79	2,221	0.80
Marine	47	0.09	246	0.47	63	0.12	29	0.05	90	0.13
Other consumer	127	0.24	224	0.45	131	0.29	306	0.62	228	0.50
Total consumer nonaccrual loans	9,967	1.32%	12,123	1.65%	12,621	1.75%	13,168	1.70%	12,684	1.64%
Loans 90+ days still accruing	171		121		51		75		74	
Restructured loans still accruing	---		—		314		313		312	
Total consumer nonperforming loans	$10,138		$ 12,244		$ 12,986		$ 13,556		$ 13,070	
Net Charge-Offs										
Home equity	$ 4,910	5.28%	$ 2,955	3.26%	$ 2,264	2.57%	$ 2,580	2.71%	$ 1,125	1.17%
Manufactured housing	978	1.42	845	1.23	1,467	2.13	666	0.97	778	1.12
Marine	158	1.12	142	1.05	361	2.83	82	0.60	146	0.88
Other consumer	217	1.61	531	4.09	469	3.90	428	3.48	269	2.22
Total consumer net charge-offs	$ 6,263	3.31%	$ 4,473	2.41%	$ 4,561	2.51%	$ 3,756	1.98%	$ 2,318	1.20%

[1] Includes loans past due 30-89 days.

[2] Of the $10,145 of nonperforming home equity loans, $4,574 are in first position, $2,618 are in second position where First Federal owns or services the first and $2,953 are in second position where another bank holds the first

Home Equity Composition

- Annual review of collateral values and semi-annual reviews of credit score
- Actively manage line status based on updated borrower financial status.


31%
39%
30%
1st Position
2nd Position to loans owned or serviced by First Federal
2nd Position to Third party 1st Position


8%
16%
13%
26%
37%
800 + beacon
750 -799 beacon
700 - 749 beacon
660 -699 beacon
< 660 beacon

Based on portfolio review conducted as of December 31, 2011

Non-GAAP Reconciliation

(dollars in thousands, except per share data)	As of and For the Quarter Ended September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Tangible assets and tangible common equity					
Total assets	$ 3,206,310	$ 3,146,964	$ 3,145,538	$ 3,304,174	$ 3,245,487
Other intangible assets, net [1]	(2,491)	(2,401)	(2,310)	(8,931)	(8,478)
Tangible assets (non-GAAP)	$ 3,203,819	$ 3,144,563	$ 3,143,228	$ 3,295,243	$ 3,237,009
Total shareholders' equity	$ 268,506	$ 277,178	$ 278,043	$ 287,264	$ 292,500
Preferred stock	(65,000)	(65,000)	(65,000)	(65,000)	(65,000)
Other intangible assets, net [1]	(2,491)	(2,401)	(2,310)	(8,931)	(8,478)
Tangible common equity (non-GAAP)	$ 201,015	$ 209,777	$ 210,733	$ 213,333	$ 219,022
Shares outstanding, end of period (000s)	16,527	16,527	16,527	16,527	16,527
Tangible common equity to tangible assets	6.27%	6.67%	6.70%	6.47%	6.77%
Tangible common book value per share	$ 12.16	$ 12.69	$ 12.75	$ 12.91	$ 13.25
Pre-tax pre-provision earnings from continuing operations					
(Loss) income before income taxes	$ 4,774	$ 25,338	$ 5,980	$ 20,296	$ 10,183
Provision for loan losses	8,940	7,445	6,745	4,697	4,533
Pre-tax pre-provision earnings (non-GAAP)	$ 13,714	$ 32,783	$ 12,725	$ 24,993	$ 14,716

[1] Represents amounts for continuing operations and for discontinued operations.

First Financial Holdings, Inc.

Nasdaq: FFCH

www.firstfinancialholdings.com

R. Wayne Hall
President & CEO
whall@firstfederal.com
843.529.5907

Blaise B. Bettendorf
EVP & Chief Financial Officer
bbettendorf@firstfederal.com
843.529.5456